                                AMENDMENT NO. 1

     THIS AMENDMENT NO. 1 dated as of September 28, 2000 (this "Amendment") to
                                                                ---------
the Credit Agreement referenced below, is by and among TRIAD HOSPITALS HOLDINGS, INC., a Delaware corporation, as Borrower, the lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., a national banking association formerly known as Bank of America National Trust and Savings Association, as Administrative Agent. Terms used but not otherwise defined shall have the meanings provided in the Credit Agreement.


                              W I T N E S S E T H

     WHEREAS, a $465 million credit facility was established in favor of Triad Hospitals Holdings, Inc., a Delaware corporation, as ultimate Borrower under that Credit Agreement dated as of May 11, 1999 (as amended and modified, the "Credit Agreement") among Healthtrust, Inc. - The Hospital Company, a Delaware
 ----------------
corporation, as initial borrower, the lenders identified therein and Bank of America National Trust and Savings Association (now known as Bank of America, N.A.), as Administrative Agent;

     WHEREAS, the Borrower has requested the addition of a $200 million delayed draw term loan and certain modifications under the Credit Agreement;

     WHEREAS, the requested addition and modifications require the consent of the Required Lenders under the Credit Agreement;

     WHEREAS, the Required Lenders have consented to the requested addition and modifications on the terms and conditions set forth herein and have directed the Administrative Agent to enter into this Amendment for and on their behalf;

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. The Credit Agreement is amended and modified in the following respects:

          1.1 The following defined terms are amended or added to Section 1 to read as follows:

               "Consolidated Capital Expenditures" means, for any period,
                ---------------------------------
          without duplication, all expenditures (whether paid in cash or other consideration) during such period that, in accordance with GAAP, are or should be included in additions to property, plant and equipment or similar items reflected in the consolidated statement of cash flows for such period; provided, that Consolidated Capital Expenditures
                           --------
          shall not include, for purposes hereof, (i) expenditures of proceeds of insurance settlements, condemnation awards and other settlements in respect of lost, destroyed, damaged or condemned assets, equipment or other property to the extent such expenditures are made to replace or repair such lost, destroyed, damaged or condemned assets, equipment or other property or otherwise to acquire assets or properties useful in the business of the members of the Consolidated Group, or (ii) any portion of the purchase price in connection with a Permitted Acquisition which would otherwise constitute a capital expenditure under GAAP.

               "Consolidated Maintenance Capital Expenditures" means, for
                ---------------------------------------------
          purposes hereof, $35 million for any period of four consecutive fiscal quarters.

               "Consolidated Net Income Available for Fixed Charges" means, for
                ---------------------------------------------------
          any period for the Consolidated Group, the sum of (i) Consolidated EBITDA minus (ii) beginning with the fiscal quarter ending December 31, 2000, Consolidated Maintenance Capital Expenditures, in each case on a consolidated basis determined in accordance with GAAP, subject, however to adjustment to give effect on a Pro Forma Basis to any Permitted Acquisitions and any Asset Dispositions consummated during such period as provided in Section 1.3. Except as otherwise expressly provided, the applicable period shall be for the four consecutive fiscal periods ending as of the date of determination.

               "Consolidated Senior Leverage Ratio" means, as of the last day of
                ----------------------------------
          each fiscal quarter, the ratio of (i) Consolidated Senior Funded Debt on such day minus the aggregate amount of cash and cash equivalents on
                      -----
          hand in excess of $10 million, to (ii) Consolidated EBITDA for the period of four consecutive fiscal quarters ending as of such day.

               "Consolidated Total Leverage Ratio" means, for members of the
                ---------------------------------
          Consolidated Group as of the last day of each fiscal quarter, (i) for purposes of determining the "Applicable Percentage" hereunder, the ratio of Consolidated Total Funded Debt on such day to Consolidated EBITDA for the period of four consecutive fiscal quarters ending as of such day, and (ii) for purposes of determining compliance with the financial covenant provisions of Section 8.11(c) and other purposes hereunder, the ratio of (A) Consolidated Total Funded Debt on such day minus the aggregate amount of cash and cash equivalents on hand in
          -----
          excess of $10 million, to (B) Consolidated EBITDA for the period of four consecutive fiscal quarters ending as of such day.

               "Delay-Draw Term Lenders" means Lenders holding Delay-Draw Term
                -----------------------
          Loan Commitments, as identified on Schedule 2.1, and their successors
                                             ------------
          and assigns.

               "Delay-Draw Term Loan" shall have the meaning assigned to such
                --------------------
          term in Section 2.1(g).

               "Delay-Draw Term Loan Commitment" means, with respect to each
                -------------------------------
          Delay-Draw Term Lender, the commitment of such Delay-Draw Term Lender to make a Delay-Draw Term Loan advance equal to such Delay-Draw Term Lender's Delay-Draw Term Loan Committed Amount (and for purposes of making determinations of Required Lenders and for purposes of calculations referred to in Section 12.6(b), the principal amount outstanding on the Delay-Draw Term Loan).

               "Delay-Draw Term Loan Commitment Percentage" means, for each
                ------------------------------------------
          Delay-Draw Term Lender, a fraction (expressed as a percentage) the numerator of which is the amount of the Delay-Draw Term Loan Commitment of such Lender at such time and the denominator of which is the aggregate amount of the Delay-Draw Term Loan Commitment at such time. The initial Delay-Draw Term Loan Commitment Percentages are set out on Schedule 2.1.
                 ------------

               "Delay-Draw Term Loan Committed Amount" means, collectively, the
                -------------------------------------
          aggregate amount of all of the Delay-Draw Term Loan Commitments and, individually, the amount of each Delay-Draw Term Lender's Delay-Draw Term Loan Commitment as specified on Schedule 2.1, as such amounts may
                                               ------------
          be reduced from time to time in accordance with the provisions hereof.

               "Delay-Draw Term Note" or "Delay-Draw Term Notes" means the
                --------------------      ---------------------
          promissory notes of the Borrower in favor of each of the Delay-Draw Term Lenders (or nominees thereof) evidencing the Delay-Draw Term Loan in substantially the form attached as Schedule 2.5-4, individually or
                                                --------------
          collectively, as appropriate, as such promissory notes may be amended, modified, supplemented, extended or renewed from time to time.

               "Lenders" means each of the Persons identified as a "lender" on
                -------
          the signature pages hereto, and their successors and assigns, being the Revolving Lenders (including the Issuing Lender and the Swingline Lender), the Bridge Lenders, the Tranche A Term Lenders, the Tranche B Term Lenders and the Delay-Draw Term Lenders.

               "Term Loans" means the Tranche A Term Loan, the Tranche B Term
                ----------
          Loan and/or the Delay-Draw Term Loan.

               "Term Loan Commitments" means the Tranche A Term Loan
                ---------------------
          Commitments, the Tranche B Term Loan Commitments and/or the Delay-Draw Term Loan Commitments.

               "Term Loan Commitment Percentage" means the Tranche A Term Loan
                -------------------------------
          Commitment Percentage, the Tranche B Term Loan Commitment Percentage and/or the Delay-Draw Term Loan Commitment Percentage, as appropriate.

               "Term Loan Committed Amounts" means the Tranche A Term Loan
                ---------------------------
          Committed Amount, the Tranche B Term Loan Committed Amount and/or the Delay-Draw Term Loan Committed Amount.

          1.2 In the definition of "Applicable Percentage" in Section 1.1 the following pricing grid for the Delay-Draw Term Loan is inserted immediately below the existing pricing grid:

                                                                Delay-Draw Term Loan
                                                                --------------------
        Consolidated Total Leverage
                Ratio                             Eurodollar Loans   Base Rate Loans   Commitment Fee
                -----                             -----------------  ----------------  ---------------
             * 4.25:1.0                                 3.00%              2.00%            0.625%
        * 3.75:1.0 but ** 4.25:1.0                      2.75%              1.75%            0.625%
        * 3.25:1.0 but ** 3.75:1.0                      2.50%              1.50%             0.50%
        * 2.75:1.0 but ** 3.25:1.0                      2.00%              1.00%             0.50%
            ** 2.75:1.0                                 1.50%              0.50%             0.50%

          1.3 The definition of "Permitted Acquisition" in Section 1.1 is amended in the following respects:

               (i) the lead-in language prior to the proviso is amended to read:

                   "Permitted Acquisition" means (A) Denton (Texas), Greenbrier
                    ---------------------
               (West Virginia) and a third non-public acquisition not to exceed $50 million, and (B) any Acquisition by a member of the Consolidated Group,"

               (ii) Clause (vii) of the definition of "Permitted Acquisition" in
          Section 1.1 is amended to read as follows:

                    (vii) the aggregate consideration paid in connection with
               such Acquisitions (including cash consideration and the fair value of any non-cash

*  more than or equal to
** less than
               consideration and indebtedness assumed) shall not exceed $50 million in the aggregate in any fiscal year, and

          1.4 Section 2.1 is amended to add a new subsection (g) to read as follows:

               (g) Delay-Draw Term Loan Commitment.  During a one year  period
                   -------------------------------
          following the date of Amendment No. 1 (September 28, 2000) (the "Delay-Draw Term Loan Draw Period"), subject to the terms and
           --------------------------------
          conditions hereof, each Delay-Draw Term Lender severally agrees to make its Delay-Draw Term Loan Commitment Percentage of advances in respect of a term loan (the "Delay-Draw Term Loan") in the aggregate
                                       --------------------
          principal amount of up to TWO HUNDRED MILLION DOLLARS ($200,000,000) to the Borrower upon request in up to ten (10) separate advances for the purposes hereinafter set forth. The Delay-Draw Term Loan may be comprised of Base Rate Loans or Eurodollar Loans, or a combination thereof, as the Borrower may request. Amounts repaid on the Delay-Draw Term Loan may not be reborrowed.

          1.5 Section 2.2(a) (Method of Borrowing) is amended to add a new clause (vi) to read as follows:

               (vi) Delay-Draw Term Loans.  In the case of the Delay-Draw Term
                    ---------------------
          Loan, to the Administrative Agent not later than 11:00 A.M. (Charlotte, North Carolina time) on the Business Day prior to the date of the requested borrowing advance in the case of Base Rate Loans, and on the third Business Day prior to the date of the requested borrowing advance in the case of Eurodollar Loans. Each such request for borrowing shall be irrevocable and shall specify (A) that a Delay-Draw Term Loan is requested, (B) the aggregate principal amount to be borrowed, and (C) whether the borrowing shall be comprised of Base Rate Loans, Eurodollar Loans or a combination thereof, and if Eurodollar Loans are requested, the Interest Period(s) therefor. The form of Notice of Borrowing is attached as Schedule 2.2(a)(i) may be
                                                     -----------------
          modified for use to reflect a Delay-Draw Term Loan borrowing advance. The Administrative Agent shall give notice to each Delay-Draw Term Lender promptly upon receipt of each Notice of Borrowing pursuant to this Section 2.1(a)(vi), the contents thereof and each such Delay-Draw Term Lender's share of any borrowing to be made pursuant thereto.

          1.6 In Section 2.2(b) the minimum principal amount for Eurodollar Loans is amended and decreased from "$5,000,000" to "$1,000,000".

          1.7 In the first sentence of Section 2.2(e) the "and" immediately preceding clause (iv) is replaced with a "," and the following is inserted at the end of the sentence:

               ", and (v) the Delay-Draw Term Loans shall be comprised of no more than ten (10) Eurodollar Loans outstanding at any time."

          1.8 Section 2.4 (Repayment) is amended to add a new subsection (f) to read as follows:

               (f) Delay-Draw Term Loan.  The principal amount of the Delay-Draw
                   --------------------
          Term Loan shall be due and payable in fourteen (14) consecutive quarterly installments (expressed as a percentage of the Delay-Draw Term Loan outstanding at the end of the Delay-Draw Term Loan Draw Period), as follows:


                        Principal                               Principal
                      Amortization                            Amortization
       Date             Payment             Date                 Payment
       ----             -------             ----                 -------
February 11, 2002        5.00%         November 11, 2003          7.50%
May 11, 2002             5.00%         February 11, 2004          7.50%
August 11, 2002          7.50%         May 11, 2004               7.50%
November 11, 2002        7.50%         August 11, 2004            7.50%
February 11, 2003        7.50%         November 11, 2004          7.50%
May 11, 2003             7.50%         February 11, 2005          7.50%
August 11, 2003          7.50%         May 11, 2005               7.50%
                                                                ------
                                       Total                    100.00%

          1.9 In the proviso in the first sentence of Section 3.2, clause (iv) is amended to read as follows:

                (iv) no more than five (5) Eurodollar Loans which comprise Revolving Loans, no more than five (5) Eurodollar Loans which comprise the Tranche A Term Loan, no more than five (5) Eurodollar Loans which comprise the Tranche B Term Loan and no more than ten (10) Eurodollar Loans which comprise the Delay-Draw Term Loan shall be outstanding hereunder at any time (it being understood that, for purposes hereof, Eurodollar Loans with different Interest Periods shall be considered as separate Eurodollar Loans, even if they begin on the same date, although borrowings, Continuations and Conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Eurodollar Loan with a single Interest Period), and

          1.10 In Section 3.3(c) (Application of Prepayments), the following modifications are made:

                (i) In clause (i) the second sentence is amended to read as follows:

                Voluntary prepayments on the Term Loans shall be applied first, ratably to the Tranche A Term Loan, the Tranche B Term Loan (subject to the right of the Tranche B Term Lenders to decline any such prepayment in accordance with the provisions of Section 3.3(c)(iv) hereof) and the Delay-Draw Term Loan (in each case ratably to the remaining principal amortization installments thereof) until paid in full, and thereafter, to the Revolving Obligations (with a corresponding reduction in the Revolving Committed Amount in an amount equal to all amounts applied to the Revolving Obligations pursuant to this Section 3.3(c)(i)).

               (ii) In clause (ii)(A) the first two sentences are amended to read as follows:

               Mandatory prepayments made under subsection (b)(ii)(A) in respect of Approved Asset Dispositions shall be applied first, ratably to the Tranche A Term Loan, the Tranche B Term Loan (subject to the right of the Tranche B Term Lenders to decline any such prepayment in accordance with the provisions of Section 3.3(c)(iv) hereof) and the Delay-Draw Term Loan (in each case ratably to the remaining principal amortization installments thereof) until paid in full, and thereafter, to the Revolving Obligations (with a corresponding permanent reduction in the Revolving Committed Amount in an amount equal to all amounts applied to the Revolving Obligations pursuant to this Section 3.3(c)(ii)(A)). Mandatory prepayments made under subsection
          (b)(ii)(B) in respect of other asset dispositions shall be applied first, ratably to the Tranche A Term Loan, the Tranche B

          Term Loan (subject to the right of the Tranche B Term Lenders to decline any such prepayment in accordance with the provisions of
          Section 3.3(c)(iv) hereof) and the Delay-Draw Term Loan (in each case ratably to the remaining principal amortization installments thereof), until paid in full, and thereafter ratably to the remaining Obligations hereunder (based, in the case of the Revolving Obligations, on the Revolving Commitments, and with a corresponding permanent reduction in the Revolving Committed Amount in an amount equal to all such amounts applied to the Revolving Obligations pursuant to this Section 3.3(c)(ii)(A)).

               (iii) In clause (ii)(B) the first sentence is amended to read as follows:

               Mandatory prepayments made under subsection (b)(iii) in respect of Debt Transactions or under subsection (b)(iv) in respect of Equity Transactions shall be applied first, ratably to the Tranche A Term Loan, the Tranche B Term Loan (subject to the right of the Tranche B Term Lenders to decline any such prepayment in accordance with the provisions of Section 3.3(c)(iv) hereof) and the Delay-Draw Term Loan (in each case ratably to the remaining principal amortization installments thereof) until paid in full, and thereafter, to the Revolving Obligations (with a corresponding permanent reduction in the Revolving Committed Amount in an amount equal to all amounts applied to the Revolving Obligations pursuant to this Section 3.3(c)(ii)(B)).

               (iv) In clause (iv) there shall be inserted after the word "thereafter", "ratably to the Tranche A Term Loan and the Delay-Draw Term Loan (in each case ratably to the remaining principal amortization installments thereof)".

          1.11  A new subsection (d) is added to Section 3.5 to read as follows:

               (d)    Delay-Draw Term Loan Commitment Fee.  In consideration of
                      -----------------------------------
          the Delay-Draw Term Loan Commitment hereunder, the Borrower agrees to pay to the Administrative Agent for the ratable benefit of the Delay-Draw Term Lenders a commitment fee (the "Delay-Draw Term Loan
                                                   --------------------
          Commitment Fee") for the Delay-Draw Term Loan Draw Period equal to the
          --------------
          Applicable Percentage for the Commitment Fee per annum on the actual daily unused amount of the Delay-Draw Term Loan Committed Amount for the applicable period. The Delay-Draw Term Loan Commitment Fee shall be payable quarterly in arrears on the 15th day following the last day of each calendar quarter for the immediately preceding quarter (or portion thereof) beginning with the first such date to occur after the date of Amendment No. 1 (being September 28, 2000).

          1.12  The following shall be added to the end of subsection (a) of
     Section 3.13:

                Each Delay-Draw Term Loan advance, each payment or prepayment of principal on the Delay-Draw Term Loan, each payment of interest on the Delay-Draw Term Loan and each conversion or extension of any Loan comprising the Delay-Draw Term Loan, each payment of the Delay-Draw Term Loan Commitment Fee, shall be allocated pro rata among the Delay-Draw Term Lenders in accordance with the respective principal amounts of their respective Delay-Draw Term Loan Commitment Percentages.

          1.13 Section 7.15 is amended to include the following sentence at the end thereof:

               The proceeds of the Delay-Draw Term Loan may be used for working capital purposes, Consolidated Capital Expenditures and acquisitions permitted hereunder and other lawful purposes, including prepayment of Revolving Loans hereunder.

          1.14 Section 8.11(e) regarding Consolidated Capital Expenditures is amended to read as follows:

                8.11 Consolidated Capital Expenditures.  Consolidated Capital
                     ---------------------------------
          Expenditures for each fiscal year set forth below shall not exceed:

                Fiscal year 2000                     $113,000,000
                Fiscal year 2001                     $107,000,000
                Fiscal year 2002                     $104,000,000
                Fiscal year 2003                     $ 98,600,000
                Fiscal year 2004                     $102,500,000
                Fiscal year 2005                     $106,800,000

                plus (a) for fiscal year 2001 only, any unused amount
                ----
          available for Consolidated Capital Expenditures during fiscal year 2000 up to $30 million (to be used to finance any further capital expenditures related to Denton (Texas) and Greenbrier (West Virginia)which could occur earlier than projected (2002)), and (b) the amount of any Net Proceeds from Approved Asset Dispositions permitted to be retained by the Borrower pursuant to Section 3.3(b)(ii)(A) to the extent that the Borrower applies such amount to Consolidated Capital Expenditures within twelve (12) months of the date of such Approved Asset Disposition; provided that the foregoing limitations
                                      --------
          shall not apply to Consolidated Maintenance Capital Expenditures.

          1.15 Section 8.1(c) (Monthly Financial Statements) is amended to read as follows:

               (c) Monthly Financial Information.  As soon as available, and in
                   -----------------------------
          any event within 30 days after the end of each month which is not a fiscal quarter end, 45 days after the end of each of the first three fiscal quarters, and 90 days after the end of the fourth fiscal quarter, a summary of operating statistics, including revenues, EBITDA and net income, on a hospital-by-hospital basis certified by an Executive Officer of the Borrower to be true and correct in all material respects to the best of his knowledge.

          1.16 In Section 9.1(c) (Capital Leases and Purchase Money Financing) the reference to "$5,000,000" is amended and increased to read "$30 million".

          1.17 In Section 9.15 (Operating Lease Obligations) the reference to "$35 million" is amended and increased to read "$50 million".

          1.18 In Section 11.5 in the second parenthetical of the first sentence thereof the "and" immediately preceding clause (iv) is replaced with a "," and the following is inserted at the end of the parenthetical:

          and (v) outstanding Delay-Draw Term Loans (and Participation Interests therein)

          1.19 In Section 12.3 (Right of Set-Off) the following is added to the end of the first sentence immediately after the word "matured":

                and irrespective of whether such Lender is otherwise fully secured

          1.20 Section 12.6 (Amendment and Waivers) is modified in the following respects:

               (i) In clause (i) of subsection (a) the reference to "the Tranche A Term Loan or the Tranche B Term Loan" is amended to read "the Tranche A Term Loan, the Tranche B Term Loan or the Delay-Draw Term Loan".

               (ii) A new clause (v) is added to subsection (b) to read as follows:

                    (v) without the consent of the Delay-Draw Term Lenders
               holding more than 50% of the Delay-Draw Term Loan Commitments, extend the time for, or reduce the amount, or otherwise alter the manner of application of proceeds in respect of the Delay-Draw Term Loan on account of the mandatory prepayment provisions of clauses (ii) through (iv), inclusive, of Section 3.3(b) or the application provisions of Section 3.3(c).

          1.21 Schedule 2.1 (Schedule of Lenders and Commitments) is amended to
               ------------
     reflect the Delay-Draw Term Loan Lenders and the Delay-Draw Term Loan Commitments as shown below:

                                                                         Delay-Draw Term Loan
                                               Delay-Draw Term Loan           Commitment
                       Lender                      Commitment                 Percentage
                       ------                      ----------                 ----------
          Bank of America, N.A                     72,000,000                   36.00%
          The Chase Manhattan Bank                 25,000,000                   12.50%
          Citicorp, USA                            25,000,000                   12.50%
          Fleet National Bank                      15,000,000                    7.50%
          Foothill Income Trust I, L.P.             9,000,000                    4.50%
          Foothill Income Trust II, L.P.            6,000,000                    3.00%
          Credit Lyonnais New York Branch          10,000,000                    5.00%
          Scotiabanc Inc.                          10,000,000                    5.00%
          Bank of Oklahoma, N.A.                   10,000,000                    5.00%
          National City Bank of Kentucky           10,000,000                    5.00%
          Merrill Lynch Capital Corporation         8,000,000                    4.00%
                                                  200,000,000                  100.00%

          1.22 Schedule 3.3(b) (Approved Asset Dispositions) is amended to
               ---------------
     include the following as additional dispositions on a bona fide arm's length basis as Approved Asset Dispositions:

               Community Medical Center of Sherman
               Mission Bay Hospital
               Douglas Community Medical Center

          1.23 Fleet National Bank is appointed and identified as a Co-Agent under the Credit Agreement.

     2. By execution and return by the Required Lenders to the Administrative Agent of the attached Consent, the Required Lenders consent to:

               (a) amendment of the guaranteed obligations under the Guaranty Agreements and of the secured obligations under the Collateral Documents to include the Delay-Draw Term Loan on a pari passu basis with the other loans and obligations under the Credit Agreement guaranteed and secured thereby, and the Required Lenders authorize and direct the Administrative Agent to take such action as necessary and appropriate to give effect thereto; and

               (b) a release of Samaritan Surgery Centers LLC from (i) its guaranty obligations under the Guaranty Agreement and (ii) its collateral pledge under the Guarantor Security Agreement and the Mortgage Instruments. The Administrative Agent is authorized and directed to take such action as reasonable and necessary to give effect to the foregoing release, including execution of appropriate mortgage release instruments and UCC financing statement terminations.

               (c) a waiver of the mandatory prepayment provisions of Section 3.3(b)(ii)(A) in respect of the Net Proceeds of up to $35 million derived from properties included as additional "Approved Asset Dispositions" in Section 1.21 of this Amendment.

               (d) a waiver of the requirements for delivery of post-closing local counsel corporate legal opinions.

     3. The Guarantors join in the execution of this Amendment for purposes of acknowledging and consenting to the terms of this Amendment and reaffirming their guaranty obligations under the Guaranty Agreement.

     4. The Delay-Draw Term Lenders join in the execution of this Amendment for purposes of acknowledging their Delay-Draw Term Loan Commitments and joining as parties to the Credit Agreement.

     5. The Borrower affirms that the representations and warranties set out in Section 7 of the Credit Agreement are true and correct in all material respects as of the date hereof (except those which expressly relate to an earlier period or date).

     6. This Amendment shall be effective upon receipt by the Administrative Agent of the following:

          (a) executed copies of Consents from the Required Lenders, and executed signature pages to this Amendment from the other parties hereto;

          (b) duly executed Delay-Draw Term Notes for each of the Delay-Draw Term Lenders;

          (c) legal opinions of counsel for the Borrower and the Guarantors regarding this Amendment and the Delay-Draw Term Notes in form and substance satisfactory to the Administrative Agent and the Delay-Draw Term Lenders;

          (d) the amendment fee payable to the Lenders under the Credit Agreement, the upfront fee payable to the Delay-Draw Lenders and any other fees payable in connection with this Amendment.

     7. Except as modified hereby, all of the terms and provisions of the Credit Agreement (including Schedules and Exhibits) shall remain in full force and effect.

     8. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

     9. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

     10. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

                 [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date and year first above written.

BORROWER:                 TRIAD HOSPITALS HOLDINGS, INC.,
                          a Delaware corporation

                          By:____________________________
                          Name:
                          Title:


GUARANTORS:               TRIAD HOSPITALS, INC.,
                          a Delaware corporation
                          SAN ANGELO MEDICAL, LLC,
                          a Delaware limited liability company
                          SAN ANGELO COMMUNITY MEDICAL CENTER, LLC, a Delaware limited liability company
                          SACMC, LLC,
                          a Delaware limited liability company
                          APS MEDICAL, LLC,
                          a Delaware limited liability company
                          ALICE HOSPITAL, LLC,
                          a Delaware limited liability company
                          ALICE SURGEONS, LLC,
                          a Delaware limited liability company
                          TRIAD TEXAS, LLC,
                          a Delaware limited liability company
                          GH TEXAS, LLC,
                          a Delaware limited liability company
                          BEAUCO, LLC,
                          a Delaware limited liability company
                          BEAUMONT REGIONAL, LLC,
                          a Delaware limited liability company
                          HOSPITAL OF BEAUMONT, LLC,
                          a Delaware limited liability company
                          BRAZOS MEDCO, LLC,
                          a Delaware limited liability company
                          BRAZOS VALLEY SURGICAL CENTER, LLC,
                          a Delaware limited liability company
                          BVSC, LLC,
                          a Delaware limited liability company

                          By: __________________________
                          Name:  Donald P. Fay
                          Title: Executive Vice President

                          [signatures continue]

                          COLLEGE STATION MERGER, LLC,
                          a Delaware limited liability company
                          COLLEGE STATION MEDICAL CENTER, LLC,
                          a Delaware limited liability company
                          CSMC, LLC,
                          a Delaware limited liability company
                          CORONADO MEDICAL, LLC,
                          a Delaware limited liability company
                          PAMPA MEDICAL CENTER, LLC,
                          a Delaware limited liability company
                          CORONADO HOSPITAL, LLC,
                          a Delaware limited liability company
                          MID-PLAINS, LLC,
                          a Delaware limited liability company
                          DOCTORS OF LAREDO, LLC,
                          a Delaware limited liability company
                          DOCTORS MEDICAL CENTER, LLC,
                          a Delaware limited liability company
                          SILSBEE TEXAS, LLC,
                          a Delaware limited liability company
                          SILSBEE MEDICAL CENTER, LLC,
                          a Delaware limited liability company
                          SDH, LLC,
                          a Delaware limited liability company
                          VHC MEDICAL, LLC,
                          a Delaware limited liability company
                          DETAR HOSPITAL, LLC,
                          a Delaware limited liability company
                          VICTORIA HOSPITAL, LLC,
                          a Delaware limited liability company
                          PACIFIC WEST DIVISION OFFICE, LLC,
                          a Delaware limited liability company
                          GHC HOSPITAL, LLC,
                          a Delaware limited liability company
                          WHARTON MEDCO, LLC,
                          a Delaware limited liability company
                          GULF COAST MEDICAL CENTER, LLC,
                          a Delaware limited liability company
                          GCMC, LLC,
                          a Delaware limited liability company
                          DFW PHYSERV, LLC,
                          a Delaware limited liability company
                          DALLAS PHY SERVICE, LLC,
                          a Delaware limited liability company

                          By: ____________________________
                          Name:  Donald P. Fay
                          Title: Executive Vice President

                          [signatures continue]

                          SOUTHERN TEXAS MEDICAL CENTER, LLC,
                          a Delaware limited liability company
                          BROWNWOOD MEDICAL CENTER, LLC,
                          a Delaware limited liability company
                          MEDICAL CENTER OF BROWNWOOD, LLC,
                          a Delaware limited liability company
                          MEDICAL CENTER OF SHERMAN, LLC,
                          a Delaware limited liability company
                          SHERMAN MEDICAL CENTER, LLC,
                          a Delaware limited liability company
                          TERRELL MEDICAL CENTER, LLC,
                          a Delaware limited liability company
                          MEDICAL CENTER AT TERRELL, LLC,
                          a Delaware limited liability company
                          NAVARRO REGIONAL, LLC,
                          a Delaware limited liability company
                          NRH, LLC,
                          a Delaware limited liability company
                          LONGVIEW MERGER, LLC,
                          a Delaware limited liability company
                          REGIONAL HOSPITAL
                          OF LONGVIEW, LLC,
                          a Delaware limited liability company
                          LRH, LLC,
                          a Delaware limited liability company
                          WEST ANAHEIM, LLC,
                          a Delaware limited liability company
                          WEST ANAHEIM MEDICAL CENTER, LLC,
                          a Delaware limited liability company
                          WAMC, LLC,
                          a Delaware limited liability company
                          TRIAD CSLP, LLC,
                          a Delaware limited liability company
                          SEBASTOPOL, LLC,
                          a Delaware limited liability company
                          PALM DRIVE MEDICAL CENTER, LLC,
                          a Delaware limited liability company
                          PDMC, LLC,
                          a Delaware limited liability company
                          MISSION BAY MEMORIAL
                          HOSPITAL, LLC,
                          a Delaware limited liability company
                          MEMORIAL HOSPITAL, LLC,
                          a Delaware limited liability company

                          By: ______________________________
                          Name:  Donald P. Fay
                          Title: Executive Vice President

                          [signatures continue]

                          SAN LEANDRO, LLC,
                          a Delaware limited liability company
                          CLAREMORE PHYSICIANS, LLC,
                          a Delaware limited liability company
                          CSDS, LLC,
                          a Delaware limited liability company
                          HDP DEQUEEN, LLC,
                          a Delaware limited liability company
                          HUNTINGTON BEACH AMDECO, LLC,
                          a Delaware limited liability company
                          LS PSYCIATRIC, LLC,
                          a Delaware limited liability company
                          MISSOURI HEALTHSERV, LLC,
                          a Delaware limited liability company
                          PACIFIC PHYSICIANS SERVICES, LLC,
                          a Delaware limited liability company
                          PANHANDLE MEDICAL CENTER, LLC,
                          a Delaware limited liability company
                          PRIMARY MEDICAL, LLC,
                          a Delaware limited liability company
                          SURGICAL CENTER OF AMARILLO, LLC,
                          a Delaware limited liability company
                          TRIAD HOLDINGS II, LLC,
                          a Delaware limited liability company
                          TRIAD HOLDINGS III, Inc.,
                          a Delaware corporation
                          TRIAD - MEDICAL CENTER AT TERRELL SUBSIDIARY, LLC, a Delaware limited liability company
                          TRIAD - MEDICAL CENTER OF SHERMAN SUBSIDIARY, LLC a Delaware limited liability company
                          TRIAD - NAVARRO REGIONAL HOSPITAL SUBSIDIARY, LLC, a Delaware limited liability company
                          VFARC, LLC,
                          a Delaware limited liability company
                          SURGICARE OF INDEPENDENCE, INC.,
                          a Missouri corporation
                          VMF MEDICAL, LLC,
                          a Delaware limited liability company
                          WM MEDICAL, LLC,
                          a Delaware limited liability company
                          SURGICARE OUTPATIENT CENTER OF LAKE CHARLES, INC., a Louisiana corporation

                          By: _________________________
                          Name:  Donald P. Fay
                          Title: Executive Vice President

                          [signatures continue]

                          VHC HOLDINGS, LLC,
                          a Delaware limited liability company
                          SOUTH ARKANSAS CLINIC, LLC,
                          a Delaware limited liability company
                          WOMEN & CHILDREN'S HOSPITAL, LLC,
                          a Delaware limited liability company
                          WAGONER COMMUNITY HOSPITAL, LLC,
                          a Delaware limited liability company
                          SAN LEANDRO MEDICAL CENTER, LLC
                          a Delaware limited liability company
                          HEALDSBURG OF CALIFORNIA, LLC,
                          a Delaware limited liability company
                          GHC HUNTINGTON BEACH, LLC,
                          a Delaware limited liability company
                          CLAREMORE REGIONAL HOSPITAL, LLC,
                          a Delaware limited liability company
                          MEDICAL PARK HOSPITAL, LLC,
                          a Delaware limited liability company
                          MEDICAL PARK MSO, LLC,
                          a Delaware limited liability company
                          CLINICO, LLC,
                          a Delaware limited liability company
                          ODESSA, LLC,
                          a Delaware limited liability company
                          PHYS-MED, LLC,
                          a Delaware limited liability company
                          TRUFOR PHARMACY, LLC,
                          a Delaware limited liability company
                          KENSINGCARE, LLC,
                          a Delaware limited liability company
                          INDEPENDENCE REGIONAL HEALTH
                          CENTER, LLC,
                          a Delaware limited liability company
                          TRIAD-ARIZONA I, INC.,
                          an Arizona corporation
                          TRIAD OF ARIZONA (L.P.), INC.,
                          an Arizona corporation
                          TRIAD OF PHOENIX, INC.,
                          an Arizona corporation

                          By: ___________________________
                          Name:  Donald P. Fay
                          Title: Executive Vice President

                          [signatures continue]

                          TRIAD DEQUEEN REGIONAL MEDICAL
                          CENTER, LLC,
                          a Delaware limited liability company
                          LAREDO INTEREST, LLC,
                          a Delaware limited liability company
                          SLH, LLC,
                          a Delaware limited liability company
                          OVERLAND PARK REGIONAL
                          MEDICAL CENTER, LLC,
                          a Delaware limited liability company
                          PHOENIX AMDECO, LLC,
                          a Delaware limited liability company
                          NORTHWEST HOSPITAL, LLC,
                          a Delaware limited liability company
                          PHOENIX SURGICAL, LLC,
                          a Delaware limited liability company
                          PANHANDLE PROPERTY, LLC,
                          a Delaware limited liability company
                          PANHANDLE, LLC,
                          a Delaware limited liability company
                          CARLSBAD MEDICAL CENTER, LLC,
                          a Delaware limited liability company
                          HOBBS MEDCO, LLC,
                          a Delaware limited liability company
                          HOBBS PHYSICIAN PRACTICE, LLC,
                          a Delaware limited liability company
                          LEA REGIONAL HOSPITAL, LLC,
                          a Delaware limited liability company
                          ARIZONA MEDCO, LLC,
                          a Delaware limited liability company
                          EL DORADO MEDICAL CENTER, LLC,
                          a Delaware limited liability company
                          E.D. CLINICS, LLC,
                          a Delaware limited liability company
                          DOUGLAS MEDICAL CENTER, LLC,
                          a Delaware limited liability company
                          PSYCHIATRIC SERVICES OF PARADISE VALLEY, LLC, a Delaware limited liability company
                          OREGON HEALTHCORP, LLC,
                          a Delaware limited liability company

                          By: _____________________________
                          Name:  Donald P. Fay
                          Title: Executive Vice President

                          [signatures continue]

                          WILLAMETTE VALLEY CLINICS, LLC,
                          a Delaware limited liability company
                          WILLAMETTE VALLEY MEDICAL CENTER, LLC,
                          a Delaware limited liability company
                          PECOS VALLEY OF NEW MEXICO, LLC,
                          a Delaware limited liability company
                          EYE INSTITUTE OF SOUTHERN ARIZONA, LLC,
                          a Delaware limited liability company
                          HDP WOODLAND PROPERTY, LLC,
                          a Delaware limited liability company
                          HDPWH LLC,
                          a Delaware limited liability company
                          TROSCO, LLC,
                          a Delaware limited liability company
                          TRIAD CSGP, LLC,
                          a Delaware limited liability company
                          SURGICARE OF SHERMAN, INC.,
                          a Texas corporation
                          TRIAD RC, INC.,
                          a Delaware corporation
                          SOUTH ALABAMA PHYSICIAN SERVICES, INC.,
                          an Alabama corporation
                          SDH LP, LLC,
                          a Delaware limited liability company
                          TRIAD-SOUTH TULSA
                          HOSPITAL COMPANY, INC.,
                          a Oklahoma corporation
                          TRIAD-EL DORADO, INC.
                          an Arkansas corporation
                          ARIZONA ASC MANAGEMENT, INC.,
                          an Arizona corporation
                          MEDICAL HOLDINGS, INC.,
                          a Kansas corporation
                          MEDICAL MANAGEMENT, INC.,
                          a Kansas corporation
                          PACIFIC GROUP ASC DIVISION, INC.,
                          an Arizona corporation
                          SOUTH ALABAMA MANAGED CARE
                          CONTRACTING, INC.,
                          an Alabama corporation
                          HUNTINGTON ASSOCIATES,
                          a California corporation

                          By: __________________________
                          Name:  Donald P. Fay
                          Title: Executive Vice President

                          [signatures continue]

                          SPROCKET MEDICAL MANAGEMENT, INC.,
                          a Texas corporation
                          SURGICARE OF SAN LEANDRO, INC.,
                          a California corporation
                          SURGICENTER OF JOHNSON COUNTY, INC.,
                          a Kansas corporation
                          SURGICARE OF VICTORIA, INC.,
                          a Texas corporation
                          DAY SURGERY, INC.,
                          a Kansas corporation
                          SAMARITAN SURGICENTERS OF ARIZONA, L.L.C., an Arizona limited liability corporation WOODLAND HEIGHTS MEDICAL CENTER, LLC, a Delaware limited liability company
                          WHMC, LLC,
                          a Delaware corporation
                          CRESTWOOD HOSPITAL & NURSING HOME, INC., an Alabama corporation
                          CRESTWOOD HOSPITAL HOLDINGS, INC.,
                          an Alabama corporation
                          SOUTH ALABAMA MEDICAL MANAGEMENT SERVICES, INC., an Alabama corporation
                          SURGICENTERS OF AMERICA, INC.,
                          an Arizona corporation
                          HTI TUCSON REHABILITATION, INC.,
                          a _______________ corporation
                          LAKE AREA PHYSICIAN SERVICES, LLC,
                          a Delaware limited liability company
                          AMARILLO SURGICARE I, LLC,
                          a Delaware limited liability company
                          ARIZONA DH, LLC,
                          a Delaware limited liability company
                          DEQUEEN REGIONAL I, LLC,
                          a Delaware limited liability company
                          GRB REALESTATE, LLC,
                          a Delaware limited liability company
                          GREENBRIER VMC, LLC,
                          a Delaware limited liability company
                          HIH, LLC,
                          a Delaware limited liability company
                          NORTH ANAHEIM SURGICARE, LLC,
                          a Delaware limited liability company

                          By: __________________________
                          Name:  Donald P. Fay
                          Title: Executive Vice President

                          [signatures continue]

                          PHYSICIAN SERVICES OF PARADISE VALLEY, LLC, a Delaware limited liability company
                          SURGICARE OF SOUTHEAST TEXAS I, LLC,
                          a Delaware limited liability company
                          TRIAD-DENTON HOSPITAL GP, LLC,
                          a Delaware limited liability company
                          WEST VIRGINIA MS, LLC,
                          a Delaware limited liability company


                          By: __________________________
                          Name:  Donald P. Fay
                          Title: Executive Vice President

                          SURGICENTER OF JOHNSON COUNTY, LTD.,
                          a Kansas limited partnership

                          By:    Surgicenter of Johnson County, Inc.
                                 its General Partner

                                 By: ____________________________
                                 Name:  Donald P. Fay
                                 Title: Executive Vice President


                          SURGICENTER OF AMERICA, L.P.,
                          an Arizona limited partnership

                          By:  Samaritan Surgicenters of Arizona, LLC
                               its General Partner

                               By: ___________________________
                               Name:  Donald P. Fay
                               Title: Executive Vice President

                          NORTH ANAHEIM SURGICENTER, LTD.,
                          a California limited partnership

                          By:  North Anaheim Surgicare, LLC,
                               its General Partner

                               By: ___________________________
                               Name:  Donald P. Fay
                               Title: Executive Vice President
                          [Signature Pages Continue]

                    OSBORN AMBULATORY SURGICAL CENTER, LTD.
                    an Arizona limited partnership

                    By:  Samaritan Surgicenters of Arizona, LLC
                         its General Partner

                         By: ________________________
                         Name:  Donald P. Fay
                         Title:  Executive Vice President

                    SURGICAL CENTER OF SOUTHEAST TEXAS, LTD., a Texas limited partnership

                    By:  Surgicare of Southeast Texas, Inc.,
                         its General Partner

                    By: ____________________________
                    Name:  Donald P. Fay
                    Title: Executive Vice President

                    SURGICARE OF VICTORIA, LTD.,
                    a Texas limited partnership

                    By:  Surgicare of Victoria, Inc.,
                         its General Partner

                         By: ___________________________
                         Name:  Donald P. Fay
                         Title: Executive Vice President

                    THE SURGICAL HOSPITAL OF AMARILLO, LTD., a Texas limited partnership

                    By:  Surgicare of Amarillo, Inc.,
                         its General Partner

                         By: ___________________________
                         Name:  Donald P. Fay
                         Title: Executive Vice President

                    KANSAS CITY SURGICENTER, LTD.,
                    a Missouri limited partnership

                    By:  Day Surgery, Inc.,
                         its General Partner

                         By: ____________________________
                         Name:  Donald P. Fay
                         Title: Executive Vice President
                    [Signatures Continue]

                    EYE CARE SURGICARE, LTD.,
                    a Missouri limited partnership

                    By:  Surgicare of Independence, Inc.,
                         its General Partner

                         By: ___________________________
                         Name:  Donald P. Fay
                         Title: Executive Vice President

                    GALLAGHER PARK SURGICENTER, LTD.,
                    a Texas limited partnership

                    By:  Surgicare of Sherman, Inc.,
                         its General Partner

                         By: ____________________________
                         Name:  Donald P. Fay
                         Title: Executive Vice President


                    TRIAD CORPORATE SERVICES, LIMITED PARTNERSHIP, a Delaware limited partnership

                    By:  Triad CSGP, LLC,
                         its General Partner

                         By: ____________________________
                         Name:  Donald P. Fay
                         Title: Executive Vice President


                    HDP WOODLAND HEIGHTS, L.P.,
                    a Delaware limited partnership

                    By:  HDP Woodland Property, LLC,
                         its General Partner

                         By: ____________________________
                         Name:  Donald P. Fay
                         Title: Executive Vice President
                    [Signatures Continue]

                    PHYSICIANS AND SURGEONS HOSPITAL
                    OF ALICE, L.P.,
                    a Delaware limited partnership

                    By:  Alice Hospital, LLC,
                         its General Partner

                         By: ___________________________
                         Name:  Donald P. Fay
                         Title: Executive Vice President

                    PACIFIC EAST DIVISION OFFICE, L.P.,
                    a Delaware limited partnership

                    By:  Triad Texas, LLC,
                         its general partner

                         By: ___________________________
                         Name:  Donald P. Fay
                         Title: Executive Vice President

                    BEAUMONT MEDICAL CENTER, L.P.,
                    a Delaware limited partnership

                    By:  Beaumont Regional, LLC,
                         its general partner

                         By: ___________________________
                         Name:  Donald P. Fay
                         Title: Executive Vice President

                    BRAZOS VALLEY OF TEXAS, L.P.,
                    a Delaware limited partnership

                    By:  Brazos Valley Surgical Center, LLC,
                         its general partner

                         By: ___________________________
                         Name:  Donald P. Fay
                         Title: Executive Vice President

                    COLLEGE STATION HOSPITAL, L.P.,
                    a Delaware limited partnership

                    By:  College Station Medical Center, LLC,
                         its general partner

                         By: ___________________________
                         Name:  Donald P. Fay
                         Title: Executive Vice President
                    [Signatures Continue]

                    PAMPA HOSPITAL, L.P.,
                    a Delaware limited partnership

                    By:  Pampa Medical Center, LLC,
                         its general partner

                         By: ___________________________
                         Name:  Donald P. Fay
                         Title: Executive Vice President

                    LAREDO HOSPITAL, L.P.,
                    a Delaware limited partnership

                    By:  Doctors of Laredo, LLC,
                         its general partner

                         By: ___________________________
                         Name:  Donald P. Fay
                         Title: Executive Vice President

                    SILSBEE DOCTORS HOSPITAL, L.P.
                    a Delaware limited partnership

                    By:  Silsbee Medical Center, LLC,
                         its general partner

                         By: ___________________________
                         Name:  Donald P. Fay
                         Title: Executive Vice President

                    VICTORIA OF TEXAS, L.P.
                    a Delaware limited partnership

                    By:  Detar Hospital, LLC,
                         its general partner

                         By: ___________________________
                         Name:  Donald P. Fay
                         Title: Executive Vice President

                    VRMC, LIMITED PARTNERSHIP,
                    a Texas limited partnership

                    By:  Laredo Interest, LLC,
                         its general partner

                         By: ___________________________
                         Name:  Donald P. Fay
                         Title: Executive Vice President
                    [Signatures Continue]

                    TRIAD-DENTON HOSPITAL GP, L.P.,
                    a Delaware limited partnership

                    By:  Triad-Denton Hospital GP, LLC,
                         its general partner

                         By: ___________________________
                         Name:  Donald P. Fay
                         Title: Executive Vice President


                    MCI PANHANDLE SURGICAL, L.P.,
                    a Delaware limited partnership

                    By:  Panhandle Property, LLC,
                         its general partner

                         By: ___________________________
                         Name:  Donald P. Fay
                         Title: Executive Vice President

                    LAKE AREA SURGICARE, A PARTNERSHIP IN COMMENDAM, a Louisiana limited partnership

                    By: Surgicare Outpatient Center Of Lake Charles, Inc., its general partner

                         By: ___________________________
                         Name:  Donald P. Fay
                         Title: Executive Vice President

                    BROWNWOOD HOSPITAL, L.P.,
                    a Delaware limited partnership

                    By:  Brownwood Medical Center, LLC,
                         its general partner

                         By: ___________________________
                         Name:  Donald P. Fay
                         Title: Executive Vice President
                    [Signatures Continue]

                    SHERMAN HOSPITAL, L.P.,
                    a Delaware limited partnership

                    By:  Medical Center of Sherman, LLC,
                         its general partner

                         By: ____________________________
                         Name:  Donald P. Fay
                         Title: Executive Vice President


                    TERRELL HOSPITAL, L.P.,
                    a Delaware limited partnership

                    By:  Terrell Medical Center, LLC,
                         its general partner

                         By: ___________________________
                         Name:  Donald P. Fay
                         Title: Executive Vice President

                    NAVARRO HOSPITAL, L.P.,
                    a Delaware limited partnership

                    By:  Navarro Regional, LLC,
                         its general partner

                         By: ___________________________
                         Name:  Donald P. Fay
                         Title: Executive Vice President

                    LONGVIEW MEDICAL CENTER, L.P.,
                    a Delaware limited partnership

                    By:  Regional Hospital of Longview, LLC,
                         its general partner

                         By: ___________________________
                         Name:  Donald P. Fay
                         Title: Executive Vice President

                    [signatures continue]

                         GULF COAST HOSPITAL, L.P.
                         a Delaware limited partnership

                    By:  Gulf Coast Medical Center, LLC,
                         its general partner

                         By: ___________________________
                         Name:  Donald P. Fay
                         Title: Executive Vice President

                    DALLAS PHYSICIAN PRACTICE, L.P.
                    a Delaware limited partnership

                    By:  DFW Physerv, LLC,
                         its general partner

                         By: ___________________________
                         Name:  Donald P. Fay
                         Title: Executive Vice President

                    WEST ANAHEIM HOSPITAL, L.P.,
                    a Delaware limited partnership

                    By:  West Anaheim Medical Center, LLC,
                         its general partner

                         By: ___________________________
                         Name:  Donald P. Fay
                         Title: Executive Vice President

                    PALM DRIVE HOSPITAL, L.P.,
                    a Delaware limited partnership

                    By:  Palm Drive Medical Center, LLC,
                         its general partner

                         By: ___________________________
                         Name:  Donald P. Fay
                         Title: Executive Vice President

                    SAN DIEGO HOSPITAL, L.P.,
                    a Delaware limited partnership

                    By:  Mission Bay Memorial Hospital, LLC,
                         its general partner

                         By: ___________________________
                         Name:  Donald P. Fay
                         Title: Executive Vice President
                    [Signatures Continue]

                    SAN LEANDRO HOSPITAL, L.P.,
                    a Delaware limited partnership

                    By:  San Leandro Medical Center, LLC,
                         its general partner

                         By: ___________________________
                         Name:  Donald P. Fay
                         Title: Executive Vice President

                    SAN ANGELO HOSPITAL, L.P.,
                    a Delaware limited partnership

                    By: San Angelo Community Medical Center, LLC, its general partner

                         By: ___________________________
                         Name:  Donald P. Fay
                         Title: Executive Vice President

                    CRESTWOOD HEALTHCARE, L.P.,
                    a Delaware limited partnership

                    By:  Crestwood Hospital & Nursing Home, Inc.,
                         its general partner

                         By: ___________________________
                         Name:  Donald P. Fay
                         Title: Executive Vice President

                    TRIAD HEALTHCARE SYSTEM OF PHOENIX, LIMITED PARTNERSHIP, a Delaware limited partnership

                    By:  Triad of Phoenix, Inc.,
                         its general partner

                         By: ___________________________
                         Name:  Donald P. Fay
                         Title: Executive Vice President
                    [signatures continue]

                    PANHANDLE SURGICAL HOSPITAL, L.P.,
                    a Delaware limited partnership

                    By:  Panhandle Medical Center, LLC,
                         its general partner

                         By: ___________________________
                         Name:  Donald P. Fay
                         Title: Executive Vice President

                    PINEY WOODS HEALTHCARE SYSTEM, L.P.,
                    a Delaware limited partnership

                    By:  Woodland Heights Medical Center, LLC,
                         its general partner

                         By: ___________________________
                         Name:  Donald P. Fay
                         Title: Executive Vice President

ADMINSITRATIVE AGENT:          BANK OF AMERICA, N.A.,
                               as Administrative Agent

                               By:_______________________________
                               Name:
                               Title:

DELAY-DRAW TERM LENDERS:       BANK OF AMERICA, N.A.

                               By:_______________________________
                               Name:
                               Title:

                               THE CHASE MANHATTAN BANK

                               By:_______________________________
                               Name:
                               Title:

                               CITICORP, USA

                               By:_______________________________
                               Name:
                               Title:

                               FLEET NATIONAL BANK

                               By:_______________________________
                               Name:
                               Title:

                               FOOTHILL INCOME TRUST I, L.P.,
                               by FIT II GP, LLC, its General Partner

                               By:_______________________________
                               Name:
                               Title:

                               FOOTHILL INCOME TRUST II, L.P.,
                               by FIT II GP, LLC, its General Partner

                               By:_______________________________
                               Name:
                               Title:

                               CREDIT LYONNAIS NEW YORK BRANCH

                               By:_______________________________
                               Name:
                               Title:
                                [Signatures Continue]

                               SCOTIABANC INC.

                               By:_______________________________
                               Name:
                               Title:

                               BANK OF OKLAHOMA, N.A.

                               By:_______________________________
                               Name:
                               Title:

                               NATIONAL CITY BANK OF KENTUCKY

                               By:_______________________________
                               Name:
                               Title:

                               MERRILL LYNCH CAPITAL CORPORATION

                               By:_______________________________
                               Name:
                               Title:

                          CONSENT TO AMENDMENT NO. 1
                        TRIAD HOSPITALS HOLDINGS, INC.

                              September 28, 2000

Bank of America, N.A.
414 Union Street, 7/th/ Floor
Nashville, Tennessee 37239
Attn: Kevin Wagley
Facsimile no.:  (615) 749-4640

Re: Credit Agreement dated as of May 11, 1999 (as amended and modified, the "Credit Agreement") among Healthtrust, Inc. - The Hospital
               -----------------
          Company, a Delaware corporation, as initial borrower, and TRIAD HOSPITALS HOLDINGS, INC., a Delaware corporation, as subsequent and current Borrower, the lenders identified therein and Bank of America National Trust and Savings Association (now known as Bank of America, N.A.), as Administrative Agent. Terms used but not otherwise defined shall have the meanings provided in the Credit Agreement.

          Amendment No. 1 dated September 28, 2000 (the "Subject Amendment")
                                                         -----------------
          relating to the Credit Agreement

Ladies and Gentlemen:

This should serve to confirm our receipt of, and consent to, the Subject Amendment. We hereby authorize and direct you, as Administrative Agent for the Lenders, to enter into the Subject Amendment on our behalf in accordance with the terms of the Credit Agreement upon your receipt of such consent and direction from the Required Lenders, and agree that the Borrower may rely upon such authorization.

                                  Very truly yours,

                                  _____________________________
                                        [Name of Lender]

                                  By:___________________________
                                  Name:
                                  Title:

                                Schedule 2.5-5
                                --------------

                         FORM OF DELAY-DRAW TERM NOTE

                                                              September 28, 2000

          FOR VALUE RECEIVED, the undersigned Borrower hereby promises to pay to the order of _________________, its successors and assigns (the "Lender"), in
                                                                 ------
such amounts and on such dates as set forth in the Credit Agreement to the office of the Administrative Agent in immediately available funds as provided in the Credit Agreement, the Lender's Delay-Draw Term Loan Committed Amount, together with interest thereon at the rates and as provided in the Credit Agreement.

     This Term Note is one of the Delay-Draw Term Notes referred to in the Credit Agreement dated as of May 11, 1999 (as amended and modified, the "Credit
                                                                         ------
Agreement") among Healthtrust, Inc - The Hospital Company, a Delaware
---------
corporation, as initial borrower, the Lenders identified therein and Bank of America National Trust and Savings Association (now known as Bank of America, N.A.), as Administrative Agent. Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

     The holder may endorse and attach a schedule to reflect borrowings evidenced by this Term Note and all payments and prepayments thereon; provided
                                                                      --------
that any failure to endorse such information shall not affect the obligation of the Borrower to pay amounts evidenced hereby.

     Upon the occurrence of an Event of Default, all amounts evidenced by this Term Note may, or shall, become immediately due and payable as provided in the Credit Agreement without presentment, demand, protest or notice of any kind, all of which are waived by the Borrower. In the event payment of amounts evidenced by this Term Note is not made at any stated or accelerated maturity, the Borrower agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys' fees.

     This Term Note and the Loans and amounts evidenced hereby may be transferred only as provided in the Credit Agreement.

     This Term Note shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

     IN WITNESS WHEREOF, the Borrower has caused this Term Note to be duly executed by its duly authorized officer as of the day and year first above written.

                                 TRIAD HOSPITALS HOLDINGS, INC.,
                                 a Delaware corporation

                                 By:_______________________
                                 Name:
                                 Title: